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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PerkinElmer, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You invested in PERKINELMER, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 25, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect nine nominees for director for terms of one year each:

Nominees:

1a.	Peter Barrett, PhD	For

1b.	Samuel R. Chapin	For

1c.	Sylvie Grégoire, PharmD	For

1d.	Michelle McMurry-Heath, MD, PhD	For

1e.	Alexis P. Michas	For

1f.	Prahlad R. Singh, PhD	For

1g.	Michel Vounatsos	For

1h.	Frank Witney, PhD	For

1i.	Pascale Witz	For

2.	To ratify the selection of Deloitte & Touche LLP as PerkinElmer’s independent registered public accounting firm for the current fiscal year.	For

3.	To approve, by non-binding advisory vote, our executive compensation.	For

4.	To recommend, by non-binding advisory vote, the frequency of future executive compensation advisory votes.	Year

5.	To approve the amendment of the company’s restated articles of organization, as amended, to change the name of the Company from PerkinElmer, Inc. to Revvity, Inc.	For

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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